FIRST AMERICAN FUNDS, INC.

Government Obligations Fund

Retail Prime Obligations Fund

Retail Tax Free Obligations Fund

Treasury Obligations Fund

U.S. Treasury Money Market Fund

(collectively, the “First American Money Market Funds”)

Prospectus Supplement dated May 11, 2020

This information supplements the First American Money Market Funds Class A shares Prospectus dated October 30, 2019. Please retain this supplement for future reference.

The following is added at the end of the section titled “Shareholder Information — 12b-1 Fees” on page 30 of the Class A shares Prospectus:

The board of directors has approved the suspension or reduction of 12b-1 fee payments by each fund, as needed, in order to maintain a yield for Class A shares of at least 0.00%. Any such suspension or reduction will result in a corresponding suspension or reduction of amounts paid by the fund’s distributor to investment professionals and financial institutions.

FAF-MM-PROA-2

FIRST AMERICAN FUNDS, INC.

Government Obligations Fund

Treasury Obligations Fund

U.S. Treasury Money Market Fund

(collectively, the “First American Money Market Funds”)

Prospectus Supplement dated May 11, 2020

This information supplements the First American Money Market Funds Class D shares Prospectus dated October 30, 2019. Please retain this supplement for future reference.

The following is added at the end of the section titled “Shareholder Information — 12b-1 Fees” on page 19 of the Class D shares Prospectus:

The board of directors has approved the suspension or reduction of 12b-1 fee payments by each fund, as needed, in order to maintain a yield for Class D shares of at least 0.00%. Any such suspension or reduction will result in a corresponding suspension or reduction of amounts paid by the fund’s distributor to investment professionals and financial institutions.

FAF-MM-PROD-2